Second Quarter 2020 Results NYSE: VRS Exhibit 99.2

Forward Looking Statements  Non-GAAP Financial Information In this presentation, all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements in this presentation include, but are not limited to our expectations for pricing and input costs. Forward-looking statements may be identified by the words "believe," "expect," "anticipate," "project," "plan," "estimate," "intend," “potential” and other similar expressions. Forward-looking statements are based on currently available business, economic, financial, and other information and reflect management's current beliefs, expectations, and views with respect to future developments and their potential effects on Verso. Actual results could vary materially depending on risks and uncertainties that may affect Verso and its business. Verso’s actual actions and results may differ materially from what is expressed or implied by these statements due to a variety of factors, including: uncertainties regarding the duration and severity of the COVID-19 pandemic and measures intended to reduce its spread; the long-term structural decline and general softening of demand facing the paper industry; adverse developments in general business and economic conditions; developments in alternative media, which are expected to adversely affect the demand for some of Verso's key products, and the effectiveness of Verso's responses to these developments; intense competition in the paper manufacturing industry; Verso's ability to compete with respect to certain specialty paper products for a period of two years after the closing of the Pixelle Sale; Verso's business being less diversified following the sale of two mills after the closing of the Pixelle Sale; Verso's dependence on a small number of customers for a significant portion of its business; Verso's limited ability to control the pricing of its products or pass through increases in its costs to its customers; changes in the costs of raw materials and purchased energy; negative publicity, even if unjustified; any failure to comply with environmental or other laws or regulations, even if inadvertent; legal proceedings or disputes; any labor disputes; and the potential risks and uncertainties described under the caption “Risk Factors” in Verso's Form 10-K for the fiscal year ended December 31, 2019, Verso's Quarterly Report on Form 10-Q for the three months ended March 31, 2020, and from time to time in Verso's other filings with the Securities and Exchange Commission. Verso assumes no obligation to update any forward-looking statement made in this presentation to reflect subsequent events or circumstances or actual outcomes. This presentation contains certain non-GAAP financial information relating to Verso, including EBITDA, Adjusted EBITDA, Gross profit (excl. D&A) and related margins. Definitions and reconciliations of these non-GAAP measures are included in this presentation. Because EBITDA, Adjusted EBITDA and Gross profit (excl. D&A) are not measurements determined in accordance with GAAP and are susceptible to varying calculations, EBITDA, Adjusted EBITDA and Gross profit (excl. D&A) as presented, may not be comparable to similarly titled measures of other companies. You should consider our EBITDA, Adjusted EBITDA and Gross profit (excl. D&A) in addition to, and not as a substitute for, or superior to, our operating or net income or cash flows from operating activities, which are determined in accordance with GAAP. See the Appendix in this presentation for additional information on EBITDA, Adjusted EBITDA and Gross profit (excl. D&A) .

BUSINESS UPDATE ADAM ST. JOHN President & CEO

Q2 2020 HIGHLIGHTS DECISIVE ACTIONS TO POSITION BUSINESS FOR LONG-TERM SUCCESS RETURNED CAPITAL TO STOCKHOLDERS Operating rates and pricing at recent lows Adjusted EBITDA1 for Q2: $(9)M Idling of Duluth and Wisconsin Rapids mills Sharpened operating focus at our most profitable mills Executing on strategy for diverse product offerings SG&A and overhead reductions Initiated quarterly dividend Continued share repurchase program STRONG BALANCE SHEET + LIQUIDITY $209M in cash $423M in liquidity2 No debt COVID-19 CONTINUED TO IMPACT DEMAND 1 See Appendix for definitions of EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA are non-GAAP Measures. 2 Includes ABL facility limited by quarter end borrowing base of $214M and inclusive of cash

RESETTING BUSINESS FOR FUTURE SUCCESS Strengthened management with three new executive team members: Senior VP of Manufacturing & Energy Senior VP of Sales & Marketing Senior VP of HR & Communications Excellent safety performance with YTD TIR of 0.78 Implemented significant cost savings initiatives throughout the business NEW MANAGEMENT AND OPERATING EXCELLENCE

RESETTING BUSINESS FOR FUTURE SUCCESS Decisive action to address market conditions; reduces operating capacity by ~35% Creates leaner organization; reducing employee base by ~44% EXPECTED TO IMPROVE CASH POSITION Sell through of inventory is expected to offset the cash costs of idling the mills Maintaining operating flexibility: Restart if market conditions improve Sell/Close permanently Continued sheeting capacity IDLING OF DULUTH AND WISCONSIN RAPIDS MILLS

71% 9% CONSOLIDATED BUSINESS STRENGTHENS OUR POSITIONING TO DRIVE STOCKHOLDER RETURNS Net Sales: $959M Gross Profit (excl. D&A)1: $174M Gross Margin (excl. D&A)1: 18.2% DIVERSE PRODUCTS STRONG LTM1 FINANCIAL PROFILE OF TWO OPERATING MILLS GRAPHIC SPECIALTY PULP Quinnesec Mill World-class paper and pulp mill well-positioned in central region close to key markets Escanaba Mill Premier producer of graphic and specialty products 1 Last Twelve Months (LTM) Depreciation and Amortization (D&A) for the two mills is $44M

SPECIALTY: Key Growth Area Growing sector Loyal customer base Stable revenue stream Focused growth in niche products: Release liners Coated one-side labels Direct thermal Leveraging internal pulp production SPECIALTY1: ~21% 1 First half 2020 revenue mix for the Quinnesec and Escanaba mills

Low cost producer of high-quality hardwood pulp Moderate growth tied to diverse market applications Flexibility to increase pulp output: Capability at Quinnesec Mill PULP: Stable Performer With Growth Potential PULP1: ~11% 1 First half 2020 revenue mix for the Quinnesec and Escanaba mills

Strong operating low-cost mills are strategic advantage Maintaining sheet business Well-established brands: Sterling® Premium & Anthem Plus® Opportunity to gain customers and market share as capacity in sector decreases Focusing on most attractive niche areas to stabilize revenues Effectively managing CapEx and working capital GRAPHIC: Capitalize On Premium Supplier Positioning & Maximize Cash Generation Cash Generation Supports Investments in Specialty and Pulp

Positioned to Succeed as Industry Dynamics Improve NEAR/MID-TERM Capital efficient investments in specialty and pulp Drive cost savings Option to restart idled mills or divest TODAY Well-established brands with clear product strategy Tight expense control Strong balance sheet Returning capital MID/LONGER-TERM Financial strength and built-in operational flexibility to drive: Organic performance Strategic M&A focused on growth Sustainable returns Drive Shareholder Returns

FINANCIAL UPDATE ALLEN CAMPBELL Senior Vice President & CFO

Key Metrics Net sales impacted by the sale of Androscoggin and Stevens Point mills in February 2020, closure of Luke Mill in June 2019 and overall effect of the COVID-19 pandemic Implementing in excess of $30M of cost savings with more expected by the end of the year Incurred major maintenance of $10M during the quarter vs $20M prior year for four mills Built 96,000 tons inventory ahead of the idling of Duluth and Wisconsin Rapids mills to support customers’ needs Commentary ($ in Millions except per share data)     Q2 19   Q2 20   Net Sales  $ 602   $ 268   Operating Income / (Loss)  $ (112) $ (42)   Net Income / (Loss)  $ (112) $ (34)   Gross Margin (excl. D&A)1  $ 62   $ (3)   Adjusted EBITDA2  $ 44   $ (9)   Adjusted EBITDA Margin2%   7.3%   (3.4% )   EPS – Diluted $/share  $ (3.23)  $ (0.99)   Total Company Q2 19 Q2 20 Shipments (000 tons) 646 346 Average Net Sales Price $/ton $932 $773 1 Depreciation and Amortization (D&A) for Q2 2020 of $22M and Q2 2019 of $104M. 2 See Appendix for definitions of EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin. EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP Measures

Q2 2019 to Q2 2020 Adjusted EBITDA1 Bridge ($M) Sale of Androscoggin and Stevens Point mills impacted EBITDA by $11M Demand strained as a result of COVID-19 related closures resulting in price pressures and unfavorable mix Controlled costs and operations in response to revenue challenges Continue to maintain SG&A at industry low levels Major maintenance reduced due to Wisconsin Rapids Mill not taking outage in the second quarter, offset by higher Quinnesec Mill costs Commentary 1 See Appendix for definitions of EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin. EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP Measures 44

Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Improved Balance Sheet & Strong Liquidity CASH LIQUIDITY1 DEBT ($ in Millions) $6 $6 $276 $42 $209 $267 $294 $318 $498 $423 $47 $21 $0 $0 $0 1 Includes ABL facility limited by borrowing base and inclusive of cash. 2 See Appendix for definitions of EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin. EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP Measures. 3 Includes restructuring, severance, interest and taxes Change in Cash Q2 2020 Adjusted EBITDA2 $(9) CapEx (15) Net Pension (15) Cash from Operations $(39) Buyback / Dividend (23) Other3 (5) Total $(67) 15

Key Metrics: Two Operating Mills Quinnesec and Escanaba mills gross margin of 18.2% (excl. D&A) considerably higher than Company average The Quinnesec and Escanaba mills LTM for Major Maintenance and CapEx are: Major Maintenance of $24M CapEx of $44M, of which $10M was related to one-off events Planning to maintain SG&A at less than 5% of revenues Commentary ($ in Millions)   LTM1   Net Sales $ 959   Mill Gross Profit (excl. D&A)2 $ 174   Mill Gross Margin (excl. D&A)2 18.2%   1 LTM as of June 30, 2020. 2 LTM Depreciation and Amortization (D&A) for the two mills is $44M

$3.4M Regular Dividend Declared quarterly dividend of $0.10 per share Payable on September 28, 2020 Initiated quarterly dividend of $0.10 per share during Q2 2020 Paid on June 29, 2020 Repurchased $19.7M or 1.4M shares in Q2 2020. Cumulative $22.4M or 1.6M shares Current shares outstanding at 33.7M Share Repurchase Return of Capital Special Dividend Declared special dividend of $3 per share Payable on September 28, 2020 $2.7M Q1 2020 Q2 2020 $3.4M $19.7M Q3 2020 Projected TBD ~$3.4M ~$100M Cumulative Return $2.7M $25.8M $130M+

Q&A

Q & A APPENDIX

EBITDA, Adjusted EBITDA, Mill Adjusted Net Sales and Mill Adjusted EBITDA Definitions EBITDA consists of earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA reflects adjustments to EBITDA to eliminate the impact of certain items that we do not consider to be indicative of our ongoing performance. Mill Adjusted Net Sales excludes sales from the Androscoggin and Stevens Point mills. Mill Adjusted EBITDA excludes adjustments from the Androscoggin and Stevens Point mills. We use EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Mill Adjusted Net Sales and Mill Adjusted EBITDA as a way of evaluating our performance relative to that of our peers and to assess compliance with our credit facilities. We believe that EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP operating performance measures commonly used in our industry that provide investors and analysts with measures of ongoing operating results, unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. We believe that the supplemental adjustments applied in calculating Adjusted EBITDA , Adjusted EBITDA Margin, Mill Adjusted Net Sales and Mill Adjusted EBITDA are reasonable and appropriate to provide additional information to investors.

Major Maintenance - Current Operating Platform Major Outage Timing Q1 Q2 Q3 Q4 2018 No Major Outage Quinnesec Wisconsin Rapids No Major Outage Escanaba 2019 No Major Outage Wisconsin Rapids Escanaba No Major Outage 2020F No Major Outage Quinnesec Escanaba No Major Outage

Q2 2019 & Q2 2020 Adjusted EBITDA Reconciliation

YTD 2019 & YTD 2020 Adjusted EBITDA Reconciliation

Q2 and YTD 2020 P&L Adjusted EBITDA Add Back Items

Q2 and YTD 2019 P&L Adjusted EBITDA Add Back Items

LTM and YTD Adjusted EBITDA Reconciliation

Verso Q2 2019 Mill Adjusted Net Sales and Mill Adjusted EBITDA Reconciliation

Q2 19 Q2 20 Shipments (000 tons) Paper 592 280 Pulp 54 66 Total 646 346 Price $ / ton Paper 965 844 Pulp 575 471 Average Price $ / ton 932 773 Shipments and Price